CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

DERIVED INFORMATION   9/24/03

$725,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

$425,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2003-6

Pricing Information

Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-2	155,000,000	II	Senior/Adj	LIBOR + [ ]%	[1.7]	AAA/Aaa/AAA
A-3	52,000,000	II	Senior/Adj	LIBOR + [ ]%	[6.2]	AAA/Aaa/AAA
A-4	100,000,000	II	Senior/Adj/Wrap	LIBOR + [ ]%	[2.8]	AAA/Aaa/AAA
M-1	43,500,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	AA/Aa2/AA
M-2	32,650,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.2]	A/A2/A
M-3	7,250,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.2]	A-/A3/A-
B-1	12,750,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.2]	BBB+/Baa1/BBB+
B-2	12,750,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.2]	BBB/Baa2/BBB
B-3	9,100,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.1]	BBB-/Baa3/BBB-
Total	425,000,000

Non-offered Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	300,000,000	I	Senior/Adj/Wrap	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
A-IO-1	Notional (4)	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
A-IO-2	Notional (5)	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA
X	0	I & II	Subordinate	N/A	N/A	N/A

(1)

The fixed rate collateral ramp assumes 4% CPR increasing to 20% CPR in month 12 and the adjustable rate collateral ramp assumes 6% CPR increasing to 28% CPR in month 18.  Bonds are priced to call at 100% of the Pricing Prepayment Speed and assuming one-month libor and six-month libor are 1.12% and 1.18%, respectively.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 45.00% of the sum of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 6) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [6.88%] and (b) the excess, if any, of 8.00% less one-month LIBOR, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.12%] over one-month LIBOR.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

BOND SUMMARY (@ PPC)

100% PPC for Fixed Rate Collateral:

4.00% CPR ramped to 20.00% CPR over 12 months

100% PPC for Adjustable Rate Collateral:

6.00% CPR ramped to 28.00% CPR over 18 months

TO CALL

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	3.1	2.2	1.7	1.2	1.0	0.9
First Pay (Month)	11/3	11/3	11/3	11/3	11/3	11/3
Last Pay (Month)	7/11	2/9	10/7	2/6	10/5	7/5

Class A-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	11.9	8.3	6.2	3.7	2.7	2.2
First Pay (Month)	7/11	2/9	10/7	2/6	10/5	7/5
Last Pay (Month)	8/18	3/14	8/11	11/8	1/8	8/6

TO MATURITY

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	3.1	2.2	1.7	1.2	1.0	0.9
First Pay (Month)	11/3	11/3	11/3	11/3	11/3	11/3
Last Pay (Month)	7/11	2/9	10/7	2/6	10/5	7/5

Class A-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	13.3	9.4	7.1	4.2	3.0	2.2
First Pay (Month)	7/11	2/9	10/7	2/6	10/5	7/5
Last Pay (Month)	8/30	3/25	5/20	7/14	9/12	8/6

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

BOND SUMMARY (@ PPC 2)

PPC2 for Fixed Rate Collateral:

4.60% CPR ramped to 23.00% CPR over 12 months

PPC2 for Adjustable Rate Collateral:

27.00% CPR

TO CALL

Class A-2

	50 PPC2	75 PPC2	100 PPC2	150 PPC2	175 PPC2	200 PPC2
Average Life (Years)	2.8	1.9	1.3	0.9	0.7	0.6
First Pay (Month)	11/3	11/3	11/3	11/3	11/3	11/3
Last Pay (Month)	3/11	10/8	6/7	10/5	6/5	2/5

Class A-3

	50 PPC2	75 PPC2	100 PPC2	150 PPC2	175 PPC2	200 PPC2
Average Life (Years)	11.7	7.9	5.9	3.0	2.2	1.8
First Pay (Month)	3/11	10/8	6/7	10/5	6/5	2/5
Last Pay (Month)	5/18	10/13	3/11	6/8	9/6	3/6

TO MATURITY

Class A-2

	50 PPC2	75 PPC2	100 PPC2	150 PPC2	175 PPC2	200 PPC2
Average Life (Years)	2.8	1.9	1.3	0.9	0.7	0.6
First Pay (Month)	11/3	11/3	11/3	11/3	11/3	11/3
Last Pay (Month)	3/11	10/8	6/7	10/5	6/5	2/5

Class A-3

	50 PPC2	75 PPC2	100 PPC2	150 PPC2	175 PPC2	200 PPC2
Average Life (Years)	13.0	9.0	6.7	3.5	2.2	1.8
First Pay (Month)	3/11	10/8	6/7	10/5	6/5	2/5
Last Pay (Month)	7/30	12/24	1/20	3/14	9/6	3/6

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

Class A-IO-2 Notional Schedule

	Payment	Notional*
Period	Date	Balance

1	11/25/03	-
2	12/25/03	694,800,000
3	1/25/04	665,300,000
4	2/25/04	637,000,000
5	3/25/04	610,000,000
6	4/25/04	584,100,000
7	5/25/04	559,300,000
8	6/25/04	535,600,000
9	7/25/04	512,800,000
10	8/25/04	491,100,000
11	9/25/04	470,200,000
12	10/25/04	450,200,000
13	11/25/04	431,100,000
14	12/25/04	412,800,000
15	1/25/04	395,200,000
16	2/25/04	378,400,000
17	3/25/04	362,400,000
18	4/25/04	347,000,000
19	5/25/04	332,200,000
20	6/25/04	318,100,000
21	7/25/04	304,500,000
22	8/25/04	291,600,000
23	9/25/04	279,200,000
24	10/25/05	267,300,000
25	11/25/05	-
26	Thereafter	-

__________________________________________________

*

The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above and (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.